Note 6 - Investment Securities Available for Sale - Debt Securities by Contractual Maturity (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016
Due after one year through five years, amortized cost	$ 360
Due after one year through five years, fair value	357
Due after ten years, amortized cost	7,571
Due after ten years, fair value	7,555
Total, amortized cost	7,931	$ 9,612
Total, fair value	$ 7,912